EXHIBIT 10.18
3

                                 FIRST AMENDMENT
                                     TO THE
                      RESTATED EXECUTIVE SERVICES AGREEMENT


         This FIRST AMENDMENT TO THE RESTATED EXECUTIVE SERVICES AGREEMENT is made as of January 1, 1998 by and among Essex Savings Bank, FSB (the "Bank") and Essex First Mortgage Corporation, a subsidiary of the Bank (collectively, the "Employers") and Earl McPherson ("Employee").

                                   WITNESSETH:

         WHEREAS, Employers and the Employee entered into a Restated Executive Services Agreement dated as of January 1, 1998 (the "Employment Agreement"); and

         WHEREAS, the Office of Thrift Supervision, Department of United States Treasury ("OTS"), has reviewed the Employment Agreement and requested that certain modifications be made to the Employment Agreement; and

         WHEREAS,   Employers  and  Employee  desire  to  amend  the  Employment
Agreement to comply with the OTS request.

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth below, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Employers and Employee agree to amend the Employment Agreement as follows:

         1. Section 3 of the Employment Agreement is amended to read as follows:

                  3. Term of Agreement. This Restated Executive Services Agreement (the "Agreement") and Employee's employment hereunder shall continue for a period of one (1) year from the date hereof (the "Initial Term"), unless earlier terminated as provided in Section 9 below. Prior to the end of the Initial Term (or any renewal period thereafter), the Employee and the Employers may agree in writing to renew the term of this Agreement for a successive one (1) year period, subject to earlier termination under Section 9, provided the Boards of Directors of the Employers, or committees thereof, approve such renewals based on an annual performance evaluation of Employee. Any refusal or failure of the Employers to renew this Agreement on the same terms or terms more favorable to Employee (other than a failure to renew as a result of Employee's refusal to renew the Agreement) shall be deemed to be a termination of this Agreement and Employee's employment hereunder by Employers for purposes of Section 9 below.

         2. Section 11(b) of the Agreement is amended to read as follows:

                  (b) In the event a Change in Control occurs prior to or on the effective date of termination of this Agreement, the Employee shall not be entitled to any severance payment under this Agreement but shall instead be entitled to such benefits, if any, as are provided under the Change in Control Agreement dated as of January 1, 1998 by and between Essex Bancorp, Inc. and Employee. For purposes of this Agreement, a "Change in Control" shall occur if and only if after December 31, 1997 a "person" or "group" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), directly or indirectly, first becomes the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of Essex Bancorp, Inc. representing 25% or more of the combined voting power of the then outstanding securities of Essex Bancorp, Inc. Any provision herein to the contrary notwithstanding, no Change in Control shall be deemed to occur as a result of: (1) any transaction prior to January 1, 1998;
                  (2) any purchase, transfer, or other disposition of the Series B and Series C preferred shares of Essex Bancorp, Inc.; or (3) any exercise or conversion of warrants or options of Essex Bancorp, Inc. which were issued prior to 1996 (and any exercise, or conversion of such warrants or options shall be disregarded in determining whether a Change in Control has occurred).

         3. Section 11(c) of the Agreement is amended to read as follows:

                  (c) Any provision herein to the contrary notwithstanding: (i) no severance payment under Section 11(a) shall be due to Employee if Employer terminates Employee for Cause under
                  Section  9(a) or  Employee  resigns  without  Just Cause under
                  Section 9(d) above.



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         IN TESTIMONY  WHEREOF,  the parties have caused this First Amendment to the Agreement to be executed as of the first day of January, 1998.

                                    ESSEX SAVINGS BANK, FSB



                                    By:  /s/ Gene D. Ross
                                       --------------------------------
                                             Its:  President


                                    ESSEX FIRST MORTGAGE CORPORATION



                                    By:  /s/ Earl McPherson
                                       --------------------------------
                                             Its:  President/CEO



                                    /s/ EARL McPHERSON
                                    -----------------------------------